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                                                                  EXHIBIT 10.4.1

                         AMENDMENT NO. 1 AND JOINDER TO
                            STOCKHOLDERS' AGREEMENT

     AMENDMENT NO. 1 AND JOINDER (the "AMENDMENT AND JOINDER"), dated as of November __, 1998, by and among Allied Riser Communications Holdings, Inc., a Delaware corporation (the "COMPANY"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII") and Lawrence Equity Group, L.L.C., a California limited liability company ("LEG", and, collectively with the Company, EGI-ARC, TP, CWF and EVW, the "PARTIES"), to that certain Stockholders' Agreement (the "STOCKHOLDERS' AGREEMENT"), dated as of November 13, 1998, by and among the Company, EGI-ARC, TP and other persons identified therein. All terms not otherwise defined herein shall have the meanings given such terms in the Stockholders' Agreement.

     WHEREAS, the Company, EGI-ARC, TP and the other persons identified therein have entered into the Stockholders' Agreement and desire to amend the Stockholders' Agreement as provided herein;

     WHEREAS, Section 5.3 of the Stockholders' Agreement permits amendment of
Section 2.5 of the Stockholders' Agreement by a written instrument signed by (i) the Company, (ii) EGI-ARC, (iii) TP, and (iv) Stockholders holding not less than fifty percent (50%) of the total number of shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents then held by all Stockholders;

     WHEREAS, EGI-ARC, TP, CWF, EVW, CIII and LEG collectively hold in excess of fifty percent (50%) of the total number of shares of ARC Holdings Common Stock and ARC Holdings Common Stock Equivalents held by all Stockholders as of the date hereof and accordingly can, together with the Company, enter into this Amendment and Joinder;

     WHEREAS, EGI-ARC and TP desire that CWF, EVW, CIII and LEG become parties to the Stockholders' Agreement as "Financial Sponsors" thereunder, and CWF, EWV, CIII and LEG desire to become parties to the Stockholders' Agreement as "Financial Sponsors" thereunder, as provided herein;

     WHEREAS, Section 4.6 of the Stockholders' Agreement permits holders of a majority of the outstanding shares of Preferred Stock to designate any purchaser of newly issued Preferred Stock as a "Financial Sponsor" for all purposes under the Stockholders' Agreement;

     WHEREAS, EGI-ARC and TP together hold a majority of the outstanding shares of Preferred Stock outstanding and accordingly can designate additional Financial Sponsors pursuant to and for all purposes under the Stockholders' Agreement;

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties mutually agree to amend the Stockholders' Agreement as follows;

     1. Amendment. Section 2.5(2) of the Stockholders' Agreement is hereby amended and restated in its entirety to read as follows:
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               "(2) If the total number of Preferred Offered Securities that the
          Financial Sponsors desire to purchase in the aggregate exceeds the aggregate number of Preferred Offered Securities that are the subject of Preferred Stock Offeror's Transfer Notice, each Financial Sponsor shall have the right to purchase a number of Preferred Offered Securities equal to the product of (A) the aggregate number of Preferred Offered Securities that are the subject of Preferred Stock Offeror's Transfer Notice, multiplied by (B) a fraction, (x) the numerator of which is equal to the number of shares of ARC Holdings Common Stock held by such Financial Sponsor and (y) the denominator of which is equal to the total number of shares of ARC Holdings Common Stock held by the Financial Sponsors participating herein; provided, however, that if a Financial Sponsor does not exercise all or part of its right to purchase Preferred Offered Securities pursuant to this
          Section 2.5(2), then the other Financial Sponsors shall have the right to purchase all or any part of the Preferred Offered Securities not purchased by such Financial Sponsors."

2. Designation and Joinder. (a) EGI-ARC and TP hereby designate each of CWF, EVW, CIII and LEG as a "Financial Sponsor" for all purposes under the Stockholders' Agreement, entitled to all of the rights and subject to all of the obligations attendant thereunder to that status. CWF, EVW, CIII and LEG hereby consent and agree to such designation, and further agree that upon execution of this Amendment and Joinder, it shall become a party to the Stockholders' Agreement as a "Financial Sponsor" thereunder and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Stockholders' as a "Financial Sponsor" thereunder as though originally a party as a "Financial Sponsor" thereunder.

     (b) The execution and delivery of this Amendment and Joinder shall be deemed to constitute "written notice to the Company" of the designation set forth in Section 2(a) above, in satisfaction of such requirement of Section 4.6 of the Stockholders' Agreement.

3.   Miscellaneous.

     (a) Reaffirmation. Except as expressly modified hereby, the Parties hereby reaffirm each and every provision set forth in the Stockholders' Agreement and, except as modified hereby, the Parties acknowledge and agree that each provision and obligation therein continues in full force and effect. References to the "Agreement" in the Stockholders' Agreement shall hereinafter be deemed to mean such agreement as amended by this Amendment and Joinder.

     (b) Additional Provisions. Sections 5.1, 5.9, 5.10, 5.11 and 5.12 of the Stockholders' Agreement are hereby incorporated by reference into this Amendment and Joinder, mutatis mutandis.

     (c) Counterparts. This Amendment and Joinder may be executed in one or more counterparts, each of which shall be deemed an original but both of which together will constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment and
Joinder to the Stockholders' Agreement as of the date first above written.


                                   ALLIED RISER COMMUNICATIONS HOLDINGS, INC.


                                   By: /s/ TODD DOSHIER
                                      -------------------------------
                                   Name: Todd Doshier
                                   Title: Chief Financial Officer


                                   EGI-ARC INVESTORS, L.L.C.

                                   By:  GAMI Investments, Inc., its
                                        Managing Member


                                        By: /s/ DON LIEBENTRITT
                                           ---------------------------
                                        Name: Don Liebentritt
                                        Title: Vice President


                                   TELECOM PARTNERS II, L.P.

                                   By:  Telecom Management II, L.L.C., its
                                        General Partner

                                        By: /s/ STEVEN W. SCHOVEE
                                           ---------------------------
                                        Name: Steven W. Schovee
                                        Title: Managing Member


                                   CRESCENDO WORLD FUND, LLC

                                   By:  Crescendo Ventures World Fund, LLC,
                                        its Managing Member

                                        By: /s/ JEFFREY R. TOLLEFSON
                                           ---------------------------
                                        Name: Jeffrey R. Tollefson
                                        Title: Partner



                                   EAGLE VENTURES WF, LLC


                                   By: /s/ JEFFREY R. TOLLEFSON
                                      ---------------------------
                                   Name: Jeffrey R. Tollefson
                                   Title: Vice President